DERIVATIVE INSTRUMENTS (Schedule of the Fair Value Open Foreign Exchange Contracts) (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Fair value of foreign exchange hedge transactions	$ 40	$ 104
Fair value of foreign exchange hedge transactions	(101)	(149)
Total derivatives designated as hedging instruments	(61)	(45)
Total derivatives not designated as hedging instrument, net	$ 92	$ 13